Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 12, 2001, relating to the financial statements and financial highlights of Standish, Ayer & Wood Investment Trust, which appear in the September 30, 2001 Annual Report to Shareholders of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, Standish Tax-Sensitive Equity Fund, Standish International Equity Fund, Standish International Small Cap Fund, Standish Select Value Fund, Standish Select Value Asset Fund, Standish Small Capitalization Equity Fund, Standish Small Cap Value Fund and Standish Small Cap Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Experts and Financial Statements," in such Registration Statement.



PricewaterhouseCoopers LLP


Boston, Massachusetts
November 28, 2001

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                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 12, 2001, relating to the financial statements and financial highlights of Standish, Ayer & Wood Master
Portfolio: Standish Select Value Portfolio and Standish Small Cap Growth Portfolio, which appear in the September 30, 2001 Annual Report to Shareholders of Standish, Ayer & Wood Investment Trust: Standish Select Value Fund, Standish Select Value Asset Fund and Standish Small Cap Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Experts and Financial Statements," in such Registration Statement.


PricewaterhouseCoopers LLP


Boston, Massachusetts
November 28, 2001